Exhibit 99.1

KBW Community Bank Conference NASDAQ: GNBC August 2017

Safe Harbor The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995) giving Green Bancorp, Inc.’s (“Green Bancorp”) expectations or predictions of future financial or business performance or conditions. Most forward-looking statements contain words that identify them as forward-looking, such as "plan", "seek", "expect", "intend", "estimate", "anticipate", "believe", "project", "opportunity", "target", "goal", "growing“, "continue“, “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions that relate to future events, as opposed to past or current events, or negatives of such words. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Green Bancorp's current expectation of future events or its future performance and do not relate directly to historical or current events or Green Bancorp's historical or future performance. As such, Green Bancorp's future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Green Bancorp cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Green Bancorp undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Green Bancorp cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Green Bancorp's business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. In addition to factors previously disclosed in Green Bancorp’s reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Non-GAAP Financial Information This document includes the presentation of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. Green Bancorp’s management uses certain non−GAAP financial measures to evaluate its performance and believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of Green Bancorp’s operational results and a meaningful comparison of Green Bancorp’s performance between periods. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Green Bancorp may include, but are not limited to, pre-tax pre-provision return on average assets, tangible book value per common share, the tangible common equity to tangible assets ratio, the return on average tangible common equity ratio, allowance for loan losses less allowance for loan losses on acquired loans to total loans excluding acquired loans, and allowance for loan losses plus acquired loans net discount to total loans adjusted for acquired loan net discount. These non-GAAP financial measures do not have any standardized meaning and, therefore, are unlikely to be comparable to similar measures presented by comparable companies. Management may use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring the performance of Green Bancorp. Please refer to the “GAAP to Non-GAAP Reconciliations” in the Annex of this presentation for a reconciliation of non-GAAP financial measures used in this presentation.

Company Snapshot Company Highlights Headquartered in Houston, Texas Established in 2006 via merger with Redstone Bank; completed IPO in 2014 Focused on commercial and private banking relationships across a variety of industries, predominantly in the “Texas Triangle” Balance Sheet – Quarter Ended June 30, 2017 Asset Quality – Quarter Ended June 30, 2017 Profitability – Quarter Ended June 30, 2017 Total Assets $4,186 Total Loans Held for Investment $3,123 Total Deposits $3,360 Tangible Book Value Per Common Share $9.65 NPAs / Total Assets 1.80% NCOs / Average Loans 0.05% ROAA 1.26% ROATCE 15.04% Efficiency Ratio 47.83% Listing NASDAQ: GNBC Market Capitalization (July 28, 2017) $825 Total Branches 22 $ in millions, except per share Overview Branch Map

Second Quarter 2017 Highlights Net income for 2Q17 totaled $12.9 million, or $0.35 per diluted common share Annualized return on average assets was 1.26% for 2Q17, an increase from 0.73% in 1Q17 Annualized return on average tangible common equity was 15.04% for 2Q17, an increase from 8.88% in 1Q17 Total loans held for investment increased $111.1 million or 14.8% on an annualized basis in 2Q17, to $3.1 billion Net interest margin increased to 3.63% for 2Q17, from 3.47% in 1Q17 Efficiency ratio of 47.83% for 2Q17, an improvement of 6.81% over the 1Q17 efficiency ratio of 54.64% Nonperforming assets were reduced by $12.0 million or 13.7% during 2Q17 Tangible book value per common share increased $0.40 from 1Q17, to $9.65

Fully Diluted EPS and TBVPS Tangible Book Value Per Share Earnings Per Share $9.25 $9.01 $9.06 $9.25 $9.65 $8.75 $9.00 $9.25 $9.50 $9.75 $10.00 2Q16 3Q16 4Q16 1Q17 2Q17 $0.10 $(0.25) $0.07 $0.19 $0.35 -$0.50 -$0.25 $0.00 $0.25 $0.50 2Q16 3Q16 4Q16 1Q17 2Q17

Investment Highlights Well Positioned for Growth Scalable platform to support significant organic growth Highly professional bankers in Houston and Dallas metro areas with capacity to drive growth Asset sensitive balance sheet benefits from rising rates Attractive Core Markets Attractive commercial footprint supported by deposit base that is nearly entirely held in Texas Well positioned for growth: core markets of Houston and Dallas rank * in the Top 5 MSAs in the nation for both estimated 2017-2022 population growth and in the Top 10 for total MSA deposits Strong Core Earnings Profile 2Q17 net income of $12.9 million, representing an annualized return on average assets of 1.26% vs. 0.73% for 1Q17 Capable Strategic Acquirer Track record of disciplined acquisitions and successful integrations Acquisitions have provided significant strategic benefits and opportunities Proactively Managed Energy Exposure Meaningfully reduced energy exposure of $293 million to $87 million over 6 quarters Energy loans (including HFS) represent 2.8% of total loans as of June 30, 2017 with E&P only 0.9% Experienced Management Team Management team with significant experience driving the franchise Track record of successful strategic acquisitions, proactive management of energy exposure and building out origination teams to support growth (*) Represents Houston and Dallas rank amongst the Top 25 largest U.S. MSAs (by population)

Scalable Platform with Attractive Growth Profile Highly productive origination team actively generating loans and serving as the primary point of contact for our customers Private and business bankers focus on emerging, affluent and small business customers Commercial and specialty bankers focus on C&I, real estate, mortgage warehouse and SBA loans Continue to drive increased productivity of existing bankers Strategic M&A has been an important growth driver Disciplined acquisition strategy to supplement organic growth Since 2010: Completed 5 transactions 3 whole-bank, 2 branch Acquired $1.4bn in loans Acquired $1.8bn in deposits Organic Growth Strategic Acquisitions Total Loans Total Deposits 3% 16% 39% 17% 24% Banking Staff (as of June 30, 2017) Private Banker - 3 Business Banker - 14 Commercial Banker - 34 Specialty Banker - 15 Deposit Relationship Manager - 21

Well Positioned in Attractive Texas Markets Overview Favorable Demographics Texas remains one of the more attractive states in the U.S. from a demographic and commercial opportunity perspective: Population growth expected to double U.S. average If Texas were a sovereign nation, it would be the world’s 12th largest economy (ahead of Australia and just behind Canada) Pro-business environment with no state income taxes 44 of the 51 Fortune 500 companies headquartered in Texas are located near either Houston or Dallas Texas is the #1 exporter in the nation, exporting $232 billion in goods in 2016 Third largest share of domestic travel revenue generating $67.5 billion Crude oil prices have recovered since their low in 1Q16, helping drive stabilization in the production market: MSA Deposits ($ in billions) (Top 25 Rank 1) 2017-2022 Pop. Growth (Top 25 Rank 1) 2017-2022 HHI Growth (Top 25 Rank 1) Houston, TX $ 219 (#10) 8.8% (#1) 9.0% (#7) Dallas, TX $ 247 (#7) 8.1% (#4) 7.4% (#14) Texas $ 769 7.5% 8.4% United States $ 11,201 3.8% 7.3% Continued Strengthening of Texas Economy Oil Rig Count Current 1-Year Ago % Change Texas 461 194 138% United States 940 421 123% Source: Baker Hughes; oil rig count data as of June 30, 2017 (Note: figures include land, inland waters and offshore), Texas Office of the Governor (Economic Development and Tourism) Source: Federal Reserve Bank of Dallas Source: Federal Deposit Insurance Corporation; Note: Demographic data as of June 30, 2016, 1 Represents Houston and Dallas rank amongst the Top 25 largest U.S. MSAs (by population) 200 230 260 290 320 350 Jun-07 Jun-09 Jun-11 Jun-13 Jun-15 Jun-17 Texas Business Cycle Index 315.3

Well Positioned in Attractive Texas Markets Houston Dallas 5th most populous MSA in the U.S. (6.9 million residents) 3rd most headquartered location for Fortune 500 companies Largest export market in the U.S., with a diverse economy 4th most populous MSA in the U.S. (7.3 million residents) 4th most headquartered location for Fortune 500 companies Experienced the largest year-over-year percentage increase in employment among MSAs for 2016 Houston Employment Dallas Real GDP $ in millions, Source: BEA, Federal Deposit Insurance Corporation, Perryman Group, Texas Workforce Commission, Greater Houston Partnership Branches Bankers Deposits Regional Distribution as of June 30, 2017 Total Branches: 22 Total Bankers: 87 Total Deposits: $3,360 ? Trade, Transportation, & Utilities 21.0% ? Professional Services 15.2% ? Edu. & Health Svcs. 12.9% ? Govt. 13.2% ? Leisure & Hospitality 10.6% ? Manufacturing 7.7% ? Construction 7.0% ? Other 12.3% 2016 2021 $ 353 bn $ 434 bn Houston 50% Dallas 36% Other 14% Houston 57% Dallas 39% Other 4% Houston 52% Dallas 41% Other 7%

Loan Portfolio Overview Highlights Commercial-focused loan portfolio with over 97% of the loan portfolio focused on non-energy loans In-footprint focus with portfolio primarily distributed across Houston (56%) and Dallas (21%) Diversified loan portfolio with no concentration to any single industry in excess of 10% of total loans Only 3.5% of the loan portfolio is classified Large number of lending relationships with no significant borrower concentration Loan Portfolio Detail as of June 30, 2017 Historical Loan Growth & Composition By Class By Rate Sensitivity By Regional Distribution* $ in millions, loan balance and corresponding percentages exclude HFS loans, (*) Central TX denotes Austin, San Antonio and San Marcos Acquired 21% Originated 79% Fixed 20% Floating 80% Dallas 21% Houston 56% Central TX, 8% Remaining TX, 8% Other 7% 34% 31% 31% 29% 28% 2% 3% 3% 4% 8% 13% 14% 13% 13% 11% 36% 37% 37% 36% 34% 6% 7% 8% 9% 11% 8% 8% 8% 9% 9% $ 3,123 $ 3,012 $ 3,098 $ 3,048 $ 3,189 2Q17 1Q17 4Q16 3Q16 2Q16 C&I (ex. Energy) Energy Owner Occ. CRE Non-Owner Occ. CRE Constr. and Dev. Consumer & Other

Investment Portfolio Overview Highlights 2Q17 repositioning of a portion of cash to higher concentration of securities Securities increased to $719 million as of June 30, 2017 from $589 million at March 31, 2017 Securities comprised 84% of total cash and securities as of June 30, 2017, up from 70% as of March 31, 2017 Average yield of securities portfolio was 2.32% for 2Q17 vs. 1.83% for 1Q17 Portfolio Distribution * Total Cash & Securities Sector Allocation Coupon Type Cash & Sec. % of Assets 11% 16% 17% 21% 20% $ in millions, (*) denotes portfolio distribution based on investment portfolio par value as of June 30, 2017, 2 denotes securities excluding other investments 84% 70% 44% 50% 54% 16% 30% 56% 50% 46% $ 854 $ 845 $ 699 $ 632 $ 437 2Q17 1Q17 4Q16 3Q16 2Q16 Securities² Cash MBS 56% CMO 29% Tax - free Corp. < 1% SBA 14% Muni < 1% ?Fixed 83% ?Adj. 17%

Deposits & Liquidity Highlights Deposits comprise ~82% of overall funding at June 30, 2017 Total deposits decreased by $56 million or 1.6% during 2Q17, to $3.4 billion Cost of deposits was 0.72% in 2Q17 compared to 0.68% in 1Q17 Loans / deposits have averaged less than 100% over the past five fiscal years Noninterest-bearing deposits were ~20% of deposits as of June 30, 2017, decreasing by $22 million during 2Q17 Funding Profile * Loans / Deposits Ratio Deposit Composition 82% Deposit Funded Equity Other Noninterest-bearing Interest-bearing Loans Securities Other $ in millions, (*) represents the 2Q17 mix of funding sources and the average assets in which those funds are invested as a percentage of average total assets 11% 7% 65% 17% Sources of Funds $4,096 18% 19% 19% 21% 20% 5% 5% 5% 6% 6% 33% 34% 35% 35% 33% 44% 42% 40% 38% 40% $ 3,207 $ 3,316 $ 3,375 $ 3,416 $ 3,360 2Q16 3Q16 4Q16 1Q17 2Q17 Noninterest-bearing Interest-bearing transaction MMDA and savings Certificates and other time 75% 17% 8% Uses of Funds $4,096 82.4% 93.9% 97.5% 101.0% 91.8% 88.2% 92.9% 2012 2013 2014 2015 2016 1Q17 2Q17 100%

Asset Quality Reflects Improving Risk Profile Nonperforming assets (NPAs) totaled $75.5 million or 1.80% of period end total assets at June 30, 2017 compared to $87.5 million or 2.15% of period end total assets at March 31, 2017 NPAs have specific reserves at June 30, 2017 of 10.2% and have previously been charged down by 21.6% Allowance for loan losses was 1.02% of total loans at June 30, 2017, and the allowance for loan losses plus the acquired loan net discount to total loans adjusted for the acquired loan net discount was 1.22% Provision expense for the second quarter of 2017 was $1.5 million, all of which was related to reserves on energy loans Asset Quality Allowance for Loan Losses Ratio * (*) Based on percentage of total gross loans held for investment 2.00% 2.31% 2.48% 3.07% 2.12% 2.33% 2.86% 3.05% 3.36% 2.74% 1.80% 2.15% 2.64% 3.31% 2.44% 2Q17 1Q17 4Q16 3Q16 2Q16 NALs / Total Loans NPLs / Total Loans NPAs / Total Assets 1.49% 1.18% 0.85% 1.06% 1.02% 2Q16 3Q16 4Q16 1Q17 2Q17

Overview of Energy Portfolio Progress Energy Portfolio Resolution History On April 28, 2016 the Company announced its intent to exit energy lending with $277 million of energy loans, the primary objective was to de-risk the loan portfolio, reduce balance sheet volatility and position the company for normalized earnings and growth The company’s total energy exposure stood at $70.9 million or 2.3% of total loans as of June 30, 2017 (excluding $16.3 million of energy production loans held for sale), comprised of $12.2 million in energy production loans and $58.7 million in oilfield services loans The $70.9 million of energy loans held for investment are being carried at 74.8% of outstanding principal balance (net of charge-offs and specific reserves) The $16.3 million of energy loans held for sale are being carried at 90.1% of outstanding principal balance (net of charge-offs) $ in millions $ 111 $ 110 $ 65 $ 38 $ 31 $ 28 $ 12 $ 166 $ 140 $ 104 $ 82 $ 62 $ 59 $ 59 $ 277 $ 250 $ 169 $ 120 $ 93 $ 87 $ 16 $ 71 1Q16 2Q16 (incl. HFS) 3Q16 (incl. HFS) 4Q16 (incl. HFS) 1Q17 (incl. HFS) 2Q17 (incl. HFS) HFS 2Q17 (excl. HFS) Energy Production Oilfield Services Held for Sale

Performance Metrics (*) Represents pre-tax pre-provision return on average assets, a non-GAAP measure used by management to evaluate the Company’s financial performance Efficiency Ratio Net Interest Margin ROAA ROATCE 55.39% 61.92% 60.99% 54.64% 47.83% 45% 50% 55% 60% 65% 70% 75% 2Q16 3Q16 4Q16 1Q17 2Q17 Reported 0.38% (0.92)% 0.25% 0.73% 1.26% 1.76% 1.47% 1.34% 1.75% 2.09% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 2Q16 3Q16 4Q16 1Q17 2Q17 Reported PTPP* 4.62% (10.25)% 3.35% 8.88% 15.04% -15% -10% -5% 0% 5% 10% 15% 20% 2Q16 3Q16 4Q16 1Q17 2Q17 Reported 3.74% 3.62% 3.40% 3.47% 3.63% 3.25% 3.50% 3.75% 4.00% 2Q16 3Q16 4Q16 1Q17 2Q17 Reported

Net Interest Income & Net Interest Margin $ in millions NIM increased 16 basis points to 3.63% in 2Q17 The primary factors impacting NIM were: Loan yields increased 16 basis points in Q2, driven by the Fed Funds rate increase in March which added approximately ~12 basis points to the NIM Investing of excess liquidity and portfolio restructuring increased the yield on the securities portfolio by 49 basis points and added ~8 basis points to the NIM Increased cost of funds reduced the NIM by ~6 basis points Cost of deposits including noninterest-bearing was 0.72%, up 4 basis points compared to the prior quarter Highlights $33.5 $33.7 $32.2 $32.6 $35.3 3.74% 3.62% 3.40% 3.47% 3.63% 4.76% 4.77% 4.71% 4.86% 5.02% 4.29% 4.20% 4.29% 4.42% 4.59% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% $10 $15 $20 $25 $30 $35 $40 2Q16 3Q16 4Q16 1Q17 2Q17 Net Interest Margin Net Interest Income NII (L) NIM (R) Loan Yield (R) Loan Yield excl. Fees (R)

Noninterest Income (*) Excluding net loss on the sale of held-for-sale loans of $1.4 million in 4Q16 and $0.1 million in 1Q17, in addition to net gain on the sale of held-for-sale loans of $0.2 million and net gain on the sale of available-for-sale securities of $0.3 million in 2Q17 $ in millions 38.3% 37.2% 48.6% 40.2% 42.4% 19.0% 19.7% 20.8% 14.8% 21.3% 22.7% 23.7% 10.5% 34.2% 16.9% 20.2% 19.4% 20.2% 10.8% 19.3% $3.8 $4.1 $3.6 $5.6 $5.2 $0 $1 $2 $3 $4 $5 $6 2Q16 3Q16 4Q16 * 1Q17 * 2Q17 * Customer Service Fees Loan Fees Gain on sale of guaranteed portion of loans, net Other

Noninterest Expense Efficiency Ratio 55.4% 61.9% 61.0% 54.6% 47.8% $ in millions 55.4% 51.0% 56.3% 59.5% 64.5% 9.8% 9.4% 9.8% 9.6% 10.4% 11.8% 9.3% 11.6% 11.5% 9.7% 22.9% 30.3% 22.3% 19.4% 15.4% $20.7 $23.4 $21.0 $20.8 $19.6 $0 $5 $10 $15 $20 $25 2Q16 3Q16 4Q16 1Q17 2Q17 Salaries and Employee Benefits Occupancy Professional & Regulatory Fees Other

Capital Position (*) denotes fully phased-in capital adequacy to take effect on January 1, 2019, the Basel III Capital Rules will require GNBC to maintain an additional capital conservation buffer of 2.5% CET1, effectively resulting in minimum ratios of 7.0% CET1, 8.5% Tier 1, 10.5% Total RBC and 4.0% minimum leverage ratio Capital $359.0 $383.1 $372.2 $383.1 $438.2 $409.1 $372.2 $383.1 4.0% 10.5% 8.5% $ in millions 10.1% 10.5% 12.4% 9.3% 10.9% 10.9% 11.7% 9.6% CET1 Tier 1 Total RBC T1 Leverage Holding Company Bank Capital Adequacy Level * 7.0%

Proven Track Record as a Strategic Acquirer Date Target Value Loans Deposits Branches October 2015 Patriot $ 139 $ 1,081 $ 1,103 9 October 2014 SharePlus $ 48 $ 251 $ 270 4 May 2012 Opportunity $ 10 $ 26 $ 44 1 October 2011 Main Street — $ 13 $ 168 3 October 2010 La Jolla / One West — — $ 188 1 December 2006 Redstone — $ 85 $ 183 2 Selective use of strategic acquisitions to augment growth Focused on well-managed banks in our target markets with: Favorable market share Low-cost deposit funding Compelling fee income generating business Growth potential Other unique attractive characteristics Key metrics used when evaluating acquisitions: EPS accretion / (dilution) TBVPS earn-back IRR Reputation as an experienced acquirer Maintain discipline in pricing and pursue transactions expected to produce attractive risk adjusted returns Overview Acquisition History

Experienced Management Team

Name and Title	Qualification Details	Education & Experience
 **Manuel J. Mehos** **CEO,** **Green Bancorp, Inc.** **Chairman,** **Green Bank**	• Former Chairman / CEO / President of Coastal Bancorp, Inc. • Securities Sales at Goldman, Sachs & Co. • CPA at KPMG	• MBA – University of Texas • BBA – University of Texas • 30 years of banking
 **Geoffrey D. Greenwade** **President,** **Green Bancorp, Inc.** **President and CEO,** **Green Bank**	• Wells Fargo — Regional Manager of Business Banking — EVP, Commercial Business Banking • Bank of America — Banking Center President — Lending Manager	• MBA – Baylor University • BBA – Texas A&M University • 32 years of banking
 **Terry S. Earley** **Chief Financial Officer**	• Yadkin – EVP & CFO • Rocky Mountain Bank – CEO • RBC Bank (USA) – CFO and COO • CPA at KPMG	• BSBA – UNC Chapel Hill • 33 years of banking
 **Donald S. Perschbacher** **EVP and Corporate Chief Credit Officer**	• BBVA Compass Bank – EVP and Credit Risk Executive • Guaranty Bank – Executive VP and Chief Credit Officer • Bank of America – SVP and Senior Approval Officer	• BBA in Finance – Texas A&M University • 32 years of banking

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Closing Remarks Well positioned in attractive major metropolitan markets in Texas Scalable platform to accommodate significant organic growth and enhance profitability Strong loan originations Successful de-risking of the balance sheet repositions the bank for sustainable and improving financial performance Robust core earnings profile, highlighted by strong 2Q17 ROAA of 1.26%, ROATCE of 15.04%, and efficiency ratio of 47.83%

Appendix

Pre-Tax Pre-Provision Adjusted Net Income $ in millions $16.6 $14.4 $13.4 $17.3 $21.4 $1.0 $3.1 $2.9 $0.6 1.7% 1.5% 1.4% 1.8% 2.1% 0% 1% 2% 3% 4% $6 $8 $10 $12 $14 $16 $18 $20 $22 2Q16 3Q16 4Q16 1Q17 2Q17 PTPP Adj. Net Income (L) MARS-Related (L) PTPP ROAA (R)

Commercial Real Estate (CRE) Portfolio Detail (*) Central TX denotes Austin, San Antonio and San Marcos By Regional Distribution as of June 30, 2017 * By Product as of June 30, 2017 CRE vs. ADC as of June 30, 2017 $ in millions, portfolio detail excludes Farmland per CRE guidance regulations, though it is included in financial reporting Regulatory CRE/Total Risk Based Capital ADC 16% CRE 84% Houston 59% Dallas 17% Other , 2% Remaining TX , 12% Central TX , 10% Multifamily 25% Office 20% Industrial Warehouse, 13% Senior Housing , 6% Hospitality , 6% Land , 5% Residential Real Estate , 3% Retail , 23% $394 $378 $372 $383 $409 $1,418 $1,395 $1,389 $1,324 $1,300 360% 369% 373% 345% 318% 250% 275% 300% 325% 350% 375% 400% $0 $250 $500 $750 $1,000 $1,250 $1,500 2Q16 3Q16 4Q16 1Q17 2Q17 Total RBC CRE Ratio

Financial Guidance – Updated 4Q 2017 Net Interest Margin in the range of 3.70 – 3.80% * FY 2017 Net Interest Income in the range of $140 – 148 million FY 2017 Provision Expense in the range of $11 – 13 million FY 2017 Noninterest Income in the range of $21 – 23 million FY 2017 Noninterest Expense in the range of $80 – 83 million Expect the quarterly run rate to be ~$20 – 21 million through the remainder of 2017 2017 EPS target in the range of $1.20 – $1.30 * 2018 EPS target in the range of $1.50 – $1.65 ** (*) Based on assumption of no increases to the Fed Funds target rate for the duration of 2017 (**) Based on assumption of one 25 basis point increase to the Fed Funds target rate in the first half of 2018

Firm Analyst Rating Price Target 2017E EPS 2018E EPS Brian Zabora Outperform $25.00 $1.24 $1.56 Brady Gailey Market Perform $23.00 $1.25 $1.53 Brett Rabatin Overweight $25.00 $1.27 $1.55 Brad Milsaps Buy $24.00 $1.25 $1.70 Michael Young Hold TBU TBU TBU Average $24.25 $1.25 $1.59 Analyst Coverage TBU denotes estimates that are ‘to be updated’ following Green Bancorp’s most recent earnings release

GAAP to Non-GAAP Reconciliations

Reconciliation of Total Shareholders’ Equity to Tangible Common Equity 1 Excludes the dilutive effect of common stock issuable upon exercise of outstanding stock options. The number of exercisable options outstanding was 465,281 as of June 30, 2017; 472,653 as of March 31, 2017; 493,241 as of December 31, 2016; 792,619 as of September 30, 2016; and 785,352 as of June 30, 2016. Tangible Common Equity Total shareholders’ equity $ 451,741 $ 437,288 $ 430,482 $ 426,215 $ 434,941 Adjustments: Goodwill 85,291 85,291 85,291 85,291 85,291 Core deposit intangibles 9,215 9,595 9,975 10,356 10,758 Tangible common equity $ 357,235 $ 342,402 $ 335,216 $ 330,568 $ 338,892 Common shares outstanding (1) 37,035 37,015 36,988 36,683 36,620 Book value per common share (1) $ 12.20 $ 11.81 $ 11.64 $ 11.62 $ 11.88 Tangible book value per common share (1) $ 9.65 $ 9.25 $ 9.06 $ 9.01 $ 9.25 (Dollars in thousands, except per share data) Jun 30, 2017 Mar 31, 2017 Dec 31, 2016 Sep 30, 2016 Jun 30, 2016

Reconciliation of Avg. Tangible Common Equity to Avg. Common Equity and Net Income excl. Amortization of Core Deposit Intangibles, Net of Tax to Net Income

	For the Quarter Ended					For the Six Months Ended	
	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Jun 30, 2017	Jun 30, 2016
	(Dollars in thousands)						
Net income (loss) adjusted for amortization of core deposit intangibles							
Net income (loss)	$ 12,898	$ 7,212	$ 2,544	$ (8,986)	$ 3,631	$ 20,110	$ 5,470
Adjustments:							
Plus: Amortization of core deposit intangibles	380	380	382	402	402	760	804
Less: Tax benefit at the statutory rate	133	133	134	141	141	266	281
Net income (loss) adjusted for amortization of core deposit intangibles	$ 13,145	$ 7,459	$ 2,792	$ (8,725)	$ 3,892	$ 20,604	$ 5,993
Average Tangible Common Equity							
Total average shareholders' equity	$ 445,334	$ 435,695	$ 427,550	$ 434,620	$ 435,459	$ 440,541	$ 433,962
Adjustments:							
Average goodwill	85,291	85,291	85,291	85,291	85,291	85,291	85,290
Average core deposit intangibles	9,461	9,844	10,223	10,618	11,020	9,652	11,220
Average tangible common equity	$ 350,582	$ 340,560	$ 332,036	$ 338,711	$ 339,148	$ 345,598	$ 337,452
Return on Average Tangible Common Equity (Annualized)	15.04 %	8.88 %	3.35 %	(10.25) %	4.62 %	12.02 %	3.57 %

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Reconciliation of Allowance for Loan Losses plus Acquired Loans Net Discount to Total Loans adj. for Acquired Loan Net Discount Allowance for loan losses plus acquired loan net discount Allowance for loan losses at end of period $ 31,991 $ 31,936 $ 26,364 $ 35,911 $ 47,420 Plus: Net discount on acquired loans 6,240 7,314 9,937 13,698 20,412 Total allowance plus acquired loan net discount $ 38,231 $ 39,250 $ 36,301 $ 49,609 $ 67,832 Total loans adjusted for acquired loan net discount Total loans $ 3,123,355 $ 3,012,275 $ 3,098,220 $ 3,047,618 $ 3,189,436 Plus: Net discount on acquired loans 6,240 7,314 9,937 13,698 20,412 Total loans adjusted for acquired loan net discount $ 3,129,595 $ 3,019,589 $ 3,108,157 $ 3,061,316 $ 3,209,848 Allowance for loan losses plus acquired loan net discount loans to total loans adjusted for acquired loan net discount 1.22% 1.30% 1.17% 1.62% 2.11% (Dollars in thousands) Jun 30, 2017 Mar 31, 2017 Dec 31, 2016 Sep 30, 2016 Jun 30, 2016

Reconciliation of Pre-Tax Pre-Provision Net Income Pre-Tax, Pre-Provision Net Income Net Income (loss) $ 12,898 $ 7,212 $ 2,544 $ (8,986) $ 3,631 $ 20,110 $ 5,470 Plus: Provision (benefit) for income taxes 6,985 3,942 1,355 (4,831) 2,017 10,927 3,074 Plus: Provision for loan losses 1,510 6,145 9,500 28,200 11,000 7,655 27,000 Total pre-tax, pre-provision net income $ 21,393 $ 17,299 $ 13,399 $ 14,383 $ 16,648 $ 38,692 $ 35,544 Total Average Assets $ 4,096,386 $ 4,016,744 $ 3,974,244 $ 3,894,127 $ 3,803,832 $ 4,056,784 $ 3,786,628 Pre-Tax, Pre-Provision Return on Average Assets (Annualized) 2.09% 1.75% 1.34% 1.47% 1.76% 1.92% 1.89% (Dollars in thousands) For the Quarter Ended For the Six Months Ended Jun 30, 2017 Mar 31, 2017 Dec 31, 2016 Sep 30, 2016 Jun 30, 2016 Jun 30, 2017 Jun 30, 2016